UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                    ________________________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) March 31, 2005
                        _________________________________

                             MSW Energy Holdings LLC
                        (Exact name of each registrant as
                            specified in its charter)



          Delaware                    0001261679                14-1873119
(State or other jurisdiction    Commission File Number       (I.R.S. Employer
     of incorporation or                                  Identification Number)
        organization)


                        c/o American Ref-Fuel Company LLC
                             155 Chestnut Ridge Road
                           Montvale , New Jersey 07645
                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code: 800-727-3835

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
--------------------------------------------------------

On March 31, 2005, American Ref-Fuel Holdings Corp., the parent of the registrant, intends to provide the following information to prospective investors on a non-confidential basis:

Consolidated Financial Statements as of December 31, 2004 and 2003, and for the year ended December 31, 2004, the period from December 12, 2003 through December 31, 2003, and the period from January 1, 2003 through December 12, 2003 and the year ended December 31, 2002.

A copy of the Consolidated Financial Statements is furnished as Exhibit 99.




Item 9.01. Financial Statements and Exhibits
--------------------------------------------

(c)  Exhibits

     Exhibit No.                            Description
     -----------    ------------------------------------------------------------
         99         American Ref-Fuel Holdings Corp. and Subsidiaries
                    Consolidated Financial Statements

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, MSW Energy Holdings LLC has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                   MSW ENERGY HOLDINGS LLC

                                                   By:   /s/ Michael J. Gruppuso
                                                         -----------------------
                                                         Michael J. Gruppuso
                                                         Chief Financial Officer

                                                   Date: March 31, 2005
                                                         -----------------------